EQUITY AND INCOME FUNDS
Arrow Funds
Combined Annual Report
September 30, 1996

[Graphic]
Mark Twain Bank
Investment Adviser

PRESIDENT'S MESSAGE

Dear Investor:

I am pleased to present you with the Annual Report for your investment in the Arrow Equity and Income Funds. This report covers the one-year period from October 1, 1995 through September 30, 1996.

This report begins with a commentary by the portfolio manager, and follows with a complete list of holdings and financial statements for Arrow Equity Portfolio, Arrow Fixed Income Portfolio, and Arrow Municipal Income Portfolio.

Please note the following performance summary for each Arrow fund over the period:

* ARROW EQUITY PORTFOLIO produced a total return of 10.48% based on net asset value, or 6.62% reflecting the fund's sales charge.* This return was due to dividends of $0.18 per share, and a 9% increase in share price from the first day of the period to the last day. At the end of the report period, net assets stood at more than $55.6 million.

* ARROW FIXED INCOME PORTFOLIO paid dividends of $0.57 per share, while achieving a total return of 2.12% based on net asset value, or -1.41% reflecting the fund's sales charge.* The total return reflects a difficult interest rate environment during the period that caused bond prices to fall. At the end of the report period, net assets stood at more than $28.7 million.

* ARROW MUNICIPAL INCOME PORTFOLIO paid tax-free dividends of $0.47 per share.** Through this dividend stream and a slight increase in net asset value, the fund achieved a total return of 5.04%, or 1.37% reflecting the fund's sales charge.* At the end of the report period, net assets stood at more than $14.9 million.

Thank you for pursuing your financial goals through the Arrow Funds. Consider reinvesting your earnings automatically in additional shares. It's a convenient way to pursue the advantage of compounding -- and increase your opportunity to participate in key financial markets over time.

Sincerely,

[Graphic]

Edward C. Gonzales
President
November 15, 1996

* Performance quoted reflects past performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Income may be subject to the federal alternative minimum tax and state and local taxes.

ARROW EQUITY PORTFOLIO
MANAGEMENT DISCUSSION AND ANALYSIS

The equity markets have been a pleasant surprise, to date, to just about everyone. Especially the degree of strength registered by a majority of the market averages. The second quarter ended June 30, 1996 saw the Standard & Poor's Daily Stock Price Index of 500 Common Stocks ("S&P 500") return 4.5% with the Dow Jones Average up a more modest 1.8%, but stocks were losing momentum toward the quarter end. The downward trend continued through July as the S&P lost 4.4% and the Dow dropped 2.0%.

The earlier euphoria was clearly missing from the stock market, as the second half got under way. There was good reason for concern at that point. Not only were legitimate issues being raised on the economic, inflation, and interest rate fronts, but, valuation levels, (i.e., price-earnings ratios and dividend yields) suggested that stocks were vulnerable to any deterioration in market fundamentals.

However, the stock market began to recover during the month of August and developed even more strength in September with most market averages reaching record levels. This bull market, as all such markets, has been driven by three factors: liquidity, rising earnings, and lower bond yields.

Liquidity has poured into both stocks and bonds and out of bank deposits, money market funds, and "real" assets at a record pace. Cash flows into equities so far this year have exceeded all of 1993's record high of $129 billion, by a wide margin.

This year's third quarter could represent the last difficult earnings comparison of U.S. Corporations. While normally this could upset the financial markets, companies have done an excellent job of lowering Wall Street's expectations. Therefore, poor third quarter earnings may not present a huge problem, however, having said that, we believe earnings on average will be somewhat better than expected. Looking into the fourth quarter and beyond, we believe economic growth will slow a bit. This fact, in addition to what we believe is moderate (5%-6%) money growth, should help keep both short- and long-term yields in check.

The most difficult environment for the equity markets is a recessionary period. At this time we do not see a recession on the horizon, but with some signs of the economy slowing, it's something to monitor. At the present time we are cautiously optimistic. We view the equity market to be within a fairly valued range. We continue to feel, however, it is more important to search out attractive common stocks rather than concentrate on the "market."

ARROW EQUITY PORTFOLIO

            GROWTH OF $10,000 INVESTED IN ARROW EQUITY PORTFOLIO

The graph below illustrates the hypothetical investment of $10,000 in the Arrow Equity Portfolio (the "Fund") from January 3, 1993 (start of performance) to September 30, 1996, compared to the Standard & Poor's Daily Stock Price Index of 500 Common Stocks ("S&P 500").

[Graphic] omitted, see appendix A

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund, after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index.
** Total return quoted reflects all applicable sales charges.

The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

ARROW FIXED INCOME PORTFOLIO

MANAGEMENT DISCUSSION AND ANALYSIS

The Arrow Fixed Income Portfolio had total net assets of $28.7 million as of September 30, 1996. The fund had an average maturity of 11.5 years, with 36% of the fund's assets invested in U.S. Treasury and Government Agency issues, and 57% invested in investment grade corporate bonds.

Interest rates, after moving substantially higher in the first quarter of the year, settled into a trading range environment in the second and third quarter. Thirty-year Treasury securities spent most of the period fluctuating in a range of 7.20% on the high side, to 6.70% on the low side, closing at a 6.92% yield on September 30, 1996. Stronger economic data in the second quarter caused yields to rise, while weaker numbers in the third quarter resulted in declining rates. Inflation in the U.S. economy continues to be moderate. The Consumer Price Index core rate (the CPI less food and energy prices), has risen 2.8% year to date through September versus 3% for all of 1995. While 1996 has not been favorable for the bond market, a continued slowing in the economy and favorable inflation numbers should eventually result in lower long-term interest rates.

ARROW FIXED INCOME PORTFOLIO

         GROWTH OF $10,000 INVESTED IN ARROW FIXED INCOME PORTFOLIO

The graph below illustrates the hypothetical investment of $10,000 in the Arrow Fixed Income Portfolio (the "Fund") from January 3, 1993 (start of performance) to September 30, 1996, compared to the Lehman Brothers Government/Corporate Total Index ("LBGCTI").

[Graphic] omitted, see appendix B

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund, after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCTI is adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges.

The LBGCTI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

ARROW MUNICIPAL INCOME PORTFOLIO

MANAGEMENT DISCUSSION AND ANALYSIS

Interest rates increased beginning in the first quarter of 1996 on concerns of fears of rising inflation due to higher commodity prices and stronger economic growth. This continued until the latter part of the third quarter when signs of economic strength began to ease. Thus far, inflation has remained subdued.
Municipal supply remains somewhat low in many areas. This has enabled municipal prices to remain firm, and thus municipals have outperformed taxables for most of the year. Going forward, the economic signals are mixed as to whether the economy will strengthen or weaken further going into 1997.

Therefore, the fund remains somewhat defensive with emphasis being placed on intermediate average maturities and short to intermediate duration, along with preference for premium coupon issues.

ARROW MUNICIPAL INCOME PORTFOLIO

       GROWTH OF $10,000 INVESTED IN ARROW MUNICIPAL INCOME PORTFOLIO

The graph below illustrates the hypothetical investment of $10,000 in the Arrow Municipal Income Portfolio (the "Fund") from January 3, 1993 (start of performance) to September 30, 1996, compared to the Lehman Brothers State General Obligations Bond Index ("LBSGOBI").

[Graphic] omitted, see appendix C

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund, after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSGOBI is adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges.
The LBSGOBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

ARROW EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

       SHARES                                                                                            VALUE
 COMMON STOCKS -- 97.9%
                    CHEMICALS -- 0.5%
             5,000  Eastman Chemical Co.                                                              $   291,875
 CONSUMER DURABLES -- 1.6%
            34,000  Mattel, Inc.                                                                          879,750
                    CONSUMER NON-DURABLES -- 10.2%
             8,000  Anheuser-Busch Cos., Inc.                                                             301,000
             2,000  Gillette Co.                                                                          144,250
            20,000  IBP, Inc.                                                                             465,000
             2,000  Nike, Inc., Class B                                                                   243,000
            32,000  PepsiCo, Inc.                                                                         904,000
            22,000  Philip Morris Cos., Inc.                                                            1,974,500
            35,000  UST, Inc.                                                                           1,036,875
            10,000  V.F. Corp.                                                                            601,250
                     Total                                                                              5,669,875
                    ELECTRONIC TECHNOLOGY -- 7.9%
            22,000  Hewlett-Packard Co.                                                                 1,072,500
            13,000  Intel Corp.                                                                         1,240,688
             3,000 (a)Sun Microsystems, Inc.                                                              186,375
            15,000  Texas Industries, Inc.                                                                898,125
            21,000  Varian Associates, Inc.                                                             1,008,000
                     Total                                                                              4,405,688
                    ENERGY MINERALS -- 1.1%
             7,000  Ashland, Inc.                                                                         278,250
             5,000  Phillips Petroleum Co.                                                                213,750
             5,000 (a)Santa Fe Energy Resource, Inc.                                                       71,250
             2,000  Unocal Corp.                                                                           72,000
                     Total                                                                                635,250


ARROW EQUITY PORTFOLIO

       SHARES                                                                                            VALUE
 COMMON STOCKS -- CONTINUED
                    ENTERTAINMENT -- 0.6%
            15,000  Brunswick Corp.                                                                   $   360,000
                    FINANCE -- 28.9%
            25,000  Aflac, Inc.                                                                           887,500
            11,000  American International Group, Inc.                                                  1,108,250
            20,000  BankAmerica Corp.                                                                   1,642,500
             4,000  Citicorp                                                                              362,500
            10,000  Federal Home Loan Mortgage Corp.                                                      978,750
            20,000  Federal National Mortgage Association                                                 697,500
            80,000  Green Tree Financial Corp.                                                          3,140,000
            18,000  Household International, Inc.                                                       1,480,500
            37,500  MBNA Corp.                                                                          1,303,125
            15,000  NationsBank Corp.                                                                   1,303,125
            12,000  Norwest Corp.                                                                         490,500
            25,000  Travelers Group, Inc.                                                               1,228,125
             5,500  Wells Fargo & Co.                                                                   1,430,000
                     Total                                                                             16,052,375
                    HEALTH SERVICES -- 1.3%
            16,000  United Healthcare Corp.                                                               666,000
                    HEALTH TECHNOLOGY -- 12.1%
            25,000  Abbott Laboratories                                                                 1,231,250
            15,000 (a)Amgen, Inc.                                                                         946,875
            22,000  Medtronic, Inc.                                                                     1,410,750
            15,000  Merck & Co., Inc.                                                                   1,055,625
            30,000  Schering Plough Corp.                                                               1,845,000
             7,000 (a)Sofamor Danek Group, Inc.                                                           216,125
                     Total                                                                              6,705,625
                    HOTELS -- 0.6%
            12,000  Hilton Hotels Corp.                                                                   340,500


ARROW EQUITY PORTFOLIO

       SHARES                                                                                            VALUE
 COMMON STOCKS -- CONTINUED
                    INDUSTRIAL SERVICES -- 3.7%
            17,000  Fluor Corp.                                                                       $ 1,045,500
            20,000  Halliburton Co.                                                                     1,032,500
                     Total                                                                              2,078,000
                    MACHINERY & EQUIPMENT -- 7.2%
            35,000  Chrysler Corp.                                                                      1,001,875
            12,000  Deere & Co.                                                                           504,000
            21,000  Dover Corp.                                                                         1,002,750
             8,000  McDonnell-Douglas Corp.                                                               420,000
            20,000  Thermo Electron Corp.                                                                 810,000
             2,000  United Technologies Corp.                                                             240,250
                     Total                                                                              3,978,875
                    PROCESS INDUSTRIES -- 1.4%
            15,750  Archer-Daniels-Midland Co.                                                            303,188
             7,000  Avery Dennison Corp.                                                                  388,500
             3,000 (a)Sealed Air Corp.                                                                    111,750
                     Total                                                                                803,438
                    PRODUCER MANUFACTURING -- 10.7%
            20,000  Allied Signal, Inc.                                                                 1,317,500
             7,000  Armstrong World Industries, Inc.                                                      436,625
             3,000  General Electric Co.                                                                  273,000
            17,000  Gleason Corp.                                                                         663,000
            18,000  Illinois Tool Works, Inc.                                                           1,298,250
            16,000  Raychem Corp.                                                                       1,200,000
             8,000 (a)U.S. Filter Corp.                                                                   273,000
             9,000  Xerox Corp.                                                                           482,625
                     Total                                                                              5,944,000


ARROW EQUITY PORTFOLIO

       SHARES                                                                                            VALUE
 COMMON STOCKS -- CONTINUED
                    RETAIL TRADE -- 1.9%
             5,000  Family Dollar Stores, Inc.                                                        $    86,875
             8,000  Home Depot, Inc.                                                                      455,000
             3,000 (a)Vons Companies, Inc.                                                                128,625
            15,000  Wal-Mart Stores, Inc.                                                                 395,625
                     Total                                                                              1,066,125
                    TECHNOLOGY SERVICES -- 5.5%
             6,750  Computer Associates International, Inc.                                               403,312
             5,000  Electronic Data Systems Corp.                                                         306,875
            60,000  Reynolds & Reynolds Co., Class A                                                    1,567,500
            10,000 (a)Sterling Software, Inc.                                                             763,750
                     Total                                                                              3,041,437
                    TRANSPORTATION -- 1.4%
            25,000  Illinois Central Corp.                                                                790,625
                    UTILITIES -- 1.3%
            14,000  AT&T Corp.                                                                            731,500
                     TOTAL COMMON STOCKS (IDENTIFIED COST $42,193,515)                                 54,440,938
                    MUTUAL FUNDS -- 1.9%
         1,051,482  Goldman Sachs ILA Treasury Instruments                                              1,051,482
             1,712  SEI Government Portfolio Money Market Fund                                              1,712
                     TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)                                            1,053,194
                     TOTAL INVESTMENTS (IDENTIFIED COST $43,246,709)(B)                               $55,494,132


(a) Non-income producing security.

(b) The cost of investments for federal tax purposes amounts to $43,285,853. The net unrealized appreciation of investments on a federal tax basis amounts to $12,208,279 which is comprised of $12,788,757 appreciation and $580,478 depreciation at September 30, 1996.

Note: The categories of investments are shown as a percentage of net assets
     ($55,572,752) at September 30, 1996.

(See Notes which are an integral part of the Financial Statements)

ARROW EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996

 ASSETS:
 Total investments in securities, at value (identified cost $43,246,709 and
 tax cost $43,285,853)                                                                            $ 55,494,132
 Income receivable                                                                                     108,385
 Receivable for shares sold                                                                                290
 Deferred expenses                                                                                       2,988
    Total assets                                                                                    55,605,795
 LIABILITIES:
 Payable for shares redeemed                                                         $ 16,943
 Accrued expenses                                                                      16,100
    Total liabilities                                                                                   33,043
 Net Assets for 3,690,543 shares outstanding                                                      $ 55,572,752
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                  $ 39,609,476
 Net unrealized appreciation of investments                                                         12,247,423
 Accumulated net realized gain on investments                                                        3,638,114
 Undistributed net investment income                                                                    77,739
    Total Net Assets                                                                             $ 55,572,752
 NET ASSET VALUE, AND REDEMPTION PROCEEDS PER SHARE:
 ($55,572,752 / 3,690,543 shares outstanding)                                                           $15.06
 Offering Price Per Share (100/96.50 of $15.06)*                                                        $15.61


* See "What Shares Cost" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

ARROW EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1996

 INVESTMENT INCOME:
 Dividends                                                                                       $   768,953
 Interest                                                                                            230,196
          Total income                                                                               999,149
 EXPENSES:
 Investment advisory fee                                                            $ 368,254
 Administrative personnel and services fee                                             71,420
 Custodian fees                                                                        23,826
 Transfer and dividend disbursing agent fees and expenses                              28,471
 Directors'/Trustees' fees                                                              1,255
 Auditing fees                                                                         13,085
 Legal fees                                                                             3,221
 Portfolio accounting fees                                                             48,755
 Distribution services fee                                                            122,734
 Share registration costs                                                              17,853
 Printing and postage                                                                   5,534
 Insurance premiums                                                                     3,722
 Miscellaneous                                                                          3,825
          Total expenses                                                              711,955
 Waivers --
          Waiver of investment advisory fee                           $ (13,853)
          Waiver of distribution services fee                          (122,734)
                   Total waivers                                                     (136,587)
                            Net expenses                                                             575,368
                                    Net investment income                                            423,781
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                                  4,612,534
 Net change in unrealized appreciation (depreciation) of investments                                 (11,835)
          Net realized and unrealized gain on investments                                          4,600,699
                   Change in net assets resulting from operations                                $ 5,024,480


(See Notes which are an integral part of the Financial Statements)

ARROW EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED
                                                                                         SEPTEMBER 30,
                                                                                    1996             1995
 INCREASE (DECREASE) IN NET ASSETS:
 Operations --
 Net investment income                                                         $     423,781   $     304,310
 Net realized gain (loss) on investments ($4,600,860 net gain and
 $664,284 net loss, respectively, as computed for federal tax purposes)            4,612,534       1,393,153
 Net change in unrealized appreciation (depreciation) of investments                 (11,835)     10,831,819
   Change in net assets resulting from operations                                  5,024,480      12,529,282
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income                                           (381,222)       (291,654)
 Distributions from net realized gains                                              (218,057)          --
   Change in net assets resulting from distributions to shareholders                (599,279)       (291,654)
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                                     12,339,545      12,062,494
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                               47,007          17,333
 Cost of shares redeemed                                                          (4,946,669)    (10,891,483)
   Change in net assets resulting from share transactions                          7,439,883       1,188,344
     Change in net assets                                                         11,865,084      13,425,972
 NET ASSETS:
 Beginning of period                                                              43,707,668      30,281,696
 End of period (including undistributed net investment income of
 $77,739 and $35,180, respectively)                                            $  55,572,752   $  43,707,668


(See Notes which are an integral part of the Financial Statements)

ARROW EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          YEAR ENDED SEPTEMBER 30,
                                                              1996        1995         1994       1993(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                        $13.80      $ 9.74       $10.02      $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                        0.12        0.10         0.07        0.04
  Net realized and unrealized gain (loss) on investments       1.32        4.05        (0.25)       0.02
  Total from investment operations                             1.44        4.15        (0.18)       0.06
 LESS DISTRIBUTIONS
  Distributions from net investment income                    (0.11)      (0.09)       (0.07)      (0.04)
  Distributions from net realized gain on investments         (0.07)        --         (0.03)        --
  Total distributions                                         (0.18)      (0.09)       (0.10)      (0.04)
 NET ASSET VALUE, END OF PERIOD                              $15.06      $13.80       $ 9.74      $10.02
 TOTAL RETURN(B)                                              10.48%      42.90%       (1.84%)      0.60%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                     1.17%       1.28%        1.36%       1.32%*
  Net investment income                                        0.86%       0.90%        0.74%       0.62%*
  Expense waiver/reimbursement(c)                              0.28%       0.30%        0.28%       0.30%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                   $55,573     $43,708      $30,282     $31,159
  Average commission rate paid                                $0.0756        --          --          --
  Portfolio turnover                                             45%         45%         127%         54%


* Computed on an annualized basis.

(a) Reflects operations for the period from January 4, 1993 (date of initial public investment) to September 30, 1993.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

ARROW FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

   PRINCIPAL
     AMOUNT                                                                                                   VALUE
 CORPORATE BONDS -- 57.1%
                AEROSPACE & DEFENSE -- 1.7%
 $      500,000 Rockwell International Corp., 6.75%, 9/15/2002                                            $    497,115
                BANKING -- 8.3%
      1,000,000 Bank of Scotland, Edinburgh, 6.50%, 2/15/2011                                                  899,200
        500,000 BankAmerica Corp., 7.50%, 10/15/2002                                                           511,315
        500,000 NationsBank Corp., 6.50%, 3/15/2006                                                            471,605
        500,000 NationsBank Corp., 6.875%, 2/15/2005                                                           487,495
                 Total                                                                                       2,369,615
                CONSUMER PRODUCTS -- 3.5%
      1,000,000 Kimberly Clark Corp., 7.875%, 2/1/2023                                                       1,007,580
                FINANCE -- 11.7%
        500,000 MBNA Corp., 6.875%, 10/1/1999                                                                  502,260
      1,000,000 Merrill Lynch & Co., Inc., 7.00%, 4/27/2008                                                    964,800
      1,000,000 Smurfit Capital, 6.75%, 11/20/2005                                                             961,580
      1,000,000 Travelers Group, Inc., 6.25%, 12/1/2005                                                        930,470
                 Total                                                                                       3,359,110
                INDUSTRIAL -- 12.4%
        500,000 La Quinta Inns, Inc., 7.25%, 3/15/2004                                                         483,910
      1,000,000 Time Warner, Inc., 8.05%, 1/15/2016                                                            952,020
      1,000,000 USX Corp., 9.375%, 5/15/2022                                                                 1,115,670
      1,000,000 WMX Technologies, Inc., 7.125%, 6/15/2001                                                    1,013,000
                 Total                                                                                       3,564,600
                OIL & GAS -- 3.4%
      1,000,000 Phillips Petroleum Co., 7.92%, 4/15/2023                                                       989,110


ARROW FIXED INCOME PORTFOLIO

   PRINCIPAL
     AMOUNT                                                                                                   VALUE
 CORPORATE BONDS -- CONTINUED
                UTILITIES -- 16.1%
 $      699,000 Arkansas Electric Co-op Corp., 7.33%, 6/30/2008                                           $    703,718
      1,000,000 Central LA Electric Co., 6.95%, 6/21/2006                                                      968,770
      1,000,000 Duke Power Co., 7.375%, 3/1/2023                                                               942,640
        500,000 Midwest Power Systems, Inc., 7.00%, 2/15/2005                                                  493,505
      1,000,000 Systems Energy Resources, 7.80%, 8/1/2000                                                      997,407
        500,000 United Telephone Co. of Florida, 7.25%, 12/15/2004                                             503,565
                 Total                                                                                       4,609,605
                 TOTAL CORPORATE BONDS (IDENTIFIED COST $16,730,940)                                        16,396,735
 GOVERNMENT BONDS -- 36.3%
                FOREIGN MUNICIPAL -- 1.8%
        500,000 Ontario Province, Canada, 7.375%, 1/27/2003                                                    512,035
                GOVERNMENT AGENCIES -- 5.2%
        500,000 Federal Home Loan Bank, 6.32%, 2/1/2000                                                        498,560
      1,000,000 Federal National Mortgage Association, 7.55%, 6/10/2004                                      1,006,170
                 Total                                                                                       1,504,730
 U.S. TREASURY SECURITIES -- 29.3%
      3,000,000 U.S. Treasury Bond, 7.50%, 11/15/2016                                                        3,143,130
      1,500,000 U.S. Treasury Note, 7.50%, 5/15/2002                                                         1,571,310
        500,000 U.S. Treasury Note, 7.50%, 11/15/2001                                                          521,935
      1,000,000 U.S. Treasury Note, 7.875%, 8/15/2001                                                        1,058,340
      2,000,000 U.S. Treasury Note, 8.00%, 5/15/2001                                                         2,123,180
                 Total                                                                                       8,417,895
                 TOTAL GOVERNMENT BONDS (IDENTIFIED COST $10,693,270)                                       10,434,660


ARROW FIXED INCOME PORTFOLIO

     SHARES                                                                                                   VALUE
 PREFERRED STOCKS -- 5.1%
                BANKING -- 3.3%
         37,500 Midland Bank PLC, Pfd.                                                                    $    946,875
                FINANCE -- 1.8%
         20,000 SI Financing Trust, Pfd.                                                                       515,000
                 TOTAL PREFERRED STOCKS (IDENTIFIED COST $1,437,500)                                         1,461,875
 MUTUAL FUND -- 0.2%
         49,993 Goldman Sachs ILA Treasury Money Market Fund (AT NET ASSET VALUE)                               49,993
                 TOTAL INVESTMENTS (IDENTIFIED COST $28,911,703)(A)                                       $ 28,343,263


(a) The cost of investments for federal tax purposes amounts to $28,911,703.
    The net unrealized depreciation of investments on a federal tax basis amounts to $568,440 which is comprised of $123,625 appreciation and $692,065 depreciation at September 30, 1996.

Note: The categories of investments are shown as a percentage of net assets
     ($28,708,331) at September 30, 1996.

The following acronym is used throughout this portfolio:

PLC -- Public Limited Company

(See Notes which are an integral part of the Financial Statements)

ARROW FIXED INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996

 ASSETS:
 Total investments in securities, at value (identified cost and tax cost $28,911,703)              $ 28,343,263
 Cash                                                                                                       101
 Income receivable                                                                                      540,372
 Deferred expenses                                                                                        3,692
    Total assets                                                                                     28,887,428
 LIABILITIES:
 Income distribution payable                                                            $161,371
 Payable for shares redeemed                                                               4,996
 Accrued expenses                                                                         12,730
    Total liabilities                                                                                   179,097
 Net Assets for 2,960,612 shares outstanding                                                       $ 28,708,331
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                   $ 30,239,296
 Net unrealized depreciation of investments                                                            (568,440)
 Accumulated net realized loss on investments                                                          (962,525)
    Total Net Assets                                                                               $ 28,708,331
 NET ASSET VALUE AND REDEMPTION PROCEEDS PER SHARE:
 ($28,708,331 / 2,960,612 shares outstanding)                                                             $9.70
 Offering Price Per Share (100/96.50 of $9.70)*                                                          $10.05


* See "What Shares Cost" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

ARROW FIXED INCOME PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1996

 INVESTMENT INCOME:
 Dividends                                                                                      $     43,219
 Interest                                                                                          2,032,179
         Total income                                                                              2,075,398
 EXPENSES:
 Investment advisory fee                                                           $ 175,494
 Administrative personnel and services fee                                            50,011
 Custodian fees                                                                       23,517
 Transfer and dividend disbursing agent fees and expenses                             29,291
 Directors'/Trustees' fees                                                             2,863
 Auditing fees                                                                        12,008
 Legal fees                                                                            3,028
 Portfolio accounting fees                                                            49,252
 Distribution services fee                                                            73,047
 Share registration costs                                                             14,449
 Printing and postage                                                                  3,086
 Insurance premiums                                                                    3,751
 Miscellaneous                                                                         6,147
         Total expenses                                                              445,944
 Waivers --
         Waiver of investment advisory fee                             $ (3,239)
         Waiver of distribution services fee                            (73,047)
                 Total waivers                                                       (76,286)
                          Net expenses                                                               369,658
                                  Net investment income                                            1,705,740
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments                                                                   (184,315)
 Net change in unrealized depreciation of investments                                               (843,230)
         Net realized and unrealized loss on investments                                          (1,027,545)
                 Change in net assets resulting from operations                                 $    678,195


(See Notes which are an integral part of the Financial Statements)

ARROW FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED
                                                                                        SEPTEMBER 30,
                                                                                    1996            1995
 INCREASE (DECREASE) IN NET ASSETS:
 Operations --
 Net investment income                                                        $   1,705,740    $  1,895,110
 Net realized loss on investments ($540,150 net loss and $227,158
 net loss, respectively, as computed for federal tax purposes)                     (184,315)       (595,593)
 Net change in unrealized appreciation (depreciation) of investments               (843,230)      2,957,493
   Change in net assets resulting from operations                                   678,195       4,257,010
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income                                        (1,705,740)     (1,895,110)
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                                     6,570,600       6,044,571
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                              27,485          31,130
 Cost of shares redeemed                                                         (7,523,659)    (10,519,098)
   Change in net assets resulting from share transactions                          (925,574)     (4,443,397)
     Change in net assets                                                        (1,953,119)     (2,081,497)
 NET ASSETS:
 Beginning of period                                                             30,661,450      32,742,947
 End of period                                                                $  28,708,331   $  30,661,450


(See Notes which are an integral part of the Financial Statements)

ARROW FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     YEAR ENDED SEPTEMBER 30,
                                                              1996       1995       1994       1993(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                        $10.06     $ 9.31     $10.75      $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                        0.57       0.59       0.59        0.44
  Net realized and unrealized gain (loss) on investments      (0.36)      0.75      (1.41)       0.75
  Total from investment operations                             0.21       1.34      (0.82)       1.19
 LESS DISTRIBUTIONS
  Distributions from net investment income                    (0.57)     (0.59)     (0.59)      (0.44)
  Distributions from net realized gain on investment
  transactions                                                  --         --       (0.03)        --
  Total distributions                                         (0.57)     (0.59)     (0.62)      (0.44)
 NET ASSET VALUE, END OF PERIOD                              $ 9.70     $10.06     $ 9.31      $10.75
 TOTAL RETURN(B)                                               2.12%     14.89%     (7.85%)     12.09%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                     1.27%      1.22%      1.15%       1.05%*
  Net investment income                                        5.84%      6.17%      5.86%       5.71%*
  Expense waiver/reimbursement(c)                              0.26%      0.26%      0.26%       0.27%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                   $28,708    $30,661    $32,743     $42,715
  Portfolio turnover                                             55%        33%        28%         28%


* Computed on an annualized basis.

(a) Reflects operations for the period from January 4, 1993 (date of initial public investment) to September 30, 1993.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

ARROW MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                                               CREDIT
                                                                                               RATINGS:
    PRINCIPAL                                                                                  MOODY'S
     AMOUNT                                                                                   OR S&P(B)      VALUE
 (A)LONG-TERM MUNICIPALS -- 96.7%
                 CALIFORNIA -- 5.0%
 $      700,000  Long Beach CA, Harbor Revenue Bonds, 7.25%,
                 (Series A), 5/15/2019                                                            AA-     $   741,622
                 GEORGIA -- 3.8%
        500,000  Appling County, GA Development Authority, 7.00%,
                 Pollution Control Revenue Bonds, (Oglethorpe Power
                 Corp. Hatch Project) / (MBIA Insured), 1/1/2012                                  AAA         564,465
                 ILLINOIS -- 13.2%
        500,000  Illinois Housing Development Authority, 6.40%,
                 Revenue Bonds, 8/1/2017                                                          AA          511,315
        400,000  Schaumburg, IL, 6.05%, GO UT Refunding Bonds,
                 12/1/2007                                                                        AA+         417,180
        500,000  Springfield, IL, 6.50%, Water Revenue Bonds, 3/1/2015                            AA          523,230
        485,000  Waukegan, IL, GO UT, 6.80%, 12/30/2007                                            A1         524,804
                        Total                                                                               1,976,529
                 INDIANA -- 3.4%
        500,000  Ball State University, 6.125%, University Revenue Bonds
                 (Series G) / (FGIC Insured), 7/1/2014                                            AAA         516,750
                 IOWA -- 8.1%
        500,000  Iowa Student Loan Liquidity Corporation, 6.75%,
                 Student Loan Revenue Bonds (Series B), 3/1/2004                                  Aa1         548,465
        650,000  Ottumwa, IA, Community School District, 5.60%,
                 GO UT Bonds, (FSA Insured), 6/1/2010                                             AAA         656,520
                        Total                                                                               1,204,985
                 KENTUCKY -- 2.5%
        350,000  Kentucky Higher Education Student Loan Corporation,
                 7.10%, Insured Student Loan Revenue Bonds (Series D),
                 12/1/2011                                                                        AA-         375,161


ARROW MUNICIPAL INCOME PORTFOLIO

                                                                                               CREDIT
                                                                                               RATINGS:
    PRINCIPAL                                                                                  MOODY'S
     AMOUNT                                                                                   OR S&P(B)      VALUE
 (A)LONG-TERM MUNICIPALS -- 96.7%
 (A)LONG-TERM MUNICIPALS -- CONTINUED
                 MASSACHUSETTS -- 3.4%
 $      500,000  Massachusetts State, GO UT, 6.00%, (Series A), 6/1/2011                           A+     $   508,790
                 MISSISSIPPI -- 3.6%
        500,000  Mississippi Higher Education Student Loan Revenue
                 Bonds, 7.50%, (Series C), 9/1/2009                                                A          537,410
                 MISSOURI -- 21.0%
        340,000  Kansas City, MO, 6.40%, Sewer Authority Refunding
                 Revenue Bonds, 3/1/2010                                                          AA-         356,249
        500,000  Missouri State Environmental Improvement & Energy
                 Authority, 5.50%, Refunding Revenue Bonds, 12/1/2010                              AA         500,620
        145,000  Missouri State Housing Development Commission,
                 6.00%, SFM Revenue Bonds (Series A) / (GNMA COL),
                 6/1/2015                                                                         AAA         146,850
        740,000  Missouri State Housing Development Commission,
                 6.625%, SFM Revenue Bonds (Series A) / (GNMA COL),
                 12/1/2017                                                                        AAA         763,895
        300,000  Missouri State, 6.50%, HEFA Revenue Bonds (St. Louis
                 University) / (AMBAC Insured), 8/1/2016                                          AAA         321,876
      1,000,000  Missouri State, Third State Building, 6.30%, GO UT
                 Bonds (Series B), 11/1/2012                                                      AAA       1,052,430
                        Total                                                                               3,141,920
                 NEVADA -- 3.6%
        500,000  Clark County, NV, 6.60%, Pollution Control, Refunding
                 Revenue Bonds (Series B), 6/1/2019                                               AAA         543,090
                 PENNSYLVANIA -- 4.7%
        700,000  Delaware County, PA, 6.00%, GO UT Refunding Bonds,
                 11/15/2014                                                                       AA          710,857
                 TEXAS -- 11.8%
        500,000  North Texas State Higher Education Student Loan
                 Revenue Bonds, 6.30%, (Series D), 4/1/2010                                        A          502,775


ARROW MUNICIPAL INCOME PORTFOLIO

                                                                                                CREDIT
    PRINCIPAL                                                                                  RATINGS:
     AMOUNT                                                                                    MOODY'S
 OR SHARES                                                                                    OR S&P(B)       VALUE
 (A)LONG-TERM MUNICIPALS -- CONTINUED
                 TEXAS -- CONTINUED
 $      155,000  Texas State, 6.60%, GO UT Bonds (Series A)/(Veterans
                 Housing Assistance Fund), 12/1/2016                                              AA      $   158,704
      1,000,000  Texas State, 7.00%, GO UT Water Development,
                 (Series A), 8/1/2011                                                             AA        1,096,140
                        Total                                                                               1,757,619
                 VIRGINIA -- 3.9%
        550,000  Virginia State, 6.55%, Housing Development Authority,
                 (Series B), 1/1/2011                                                             AA+         581,350
                 WASHINGTON -- 6.9%
        725,000  King County, WA, School District #415 Kent, 6.00%,
                 GO UT Bonds (Series B), 12/1/2008                                                AA-         763,700
        245,000  Washington State, 6.00%, Refunding Bonds
                 (Series R-92C), 9/1/2004                                                         AA          260,338
                        Total                                                                               1,024,038
                 WISCONSIN -- 1.8%
        255,000  Madison, WI, 6.75%, IDR (Madison Gas & Electric Co.),
                 4/1/2027                                                                         AA          270,157
                        TOTAL LONG-TERM MUNICIPALS (IDENTIFIED COST $14,094,610)                           14,454,743
 MUTUAL FUNDS -- 2.1%
        317,640  Goldman Sachs & Co. (AT NET ASSET VALUE)                                                     317,640
                        TOTAL INVESTMENTS (IDENTIFIED COST $14,412,250)(C)                                $14,772,383


(a) At September 30, 1996, 27.4% of the total investments at market value were subject to alternative minimum tax.

(b) Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

(c) The cost of investments for federal income tax purposes amounts to $14,412,250. The net unrealized appreciation of investments on a federal tax basis amounts to $360,133 which is comprised of $375,063 appreciation and $14,930 depreciation at September 30, 1996.

Note: The categories of investments are shown as a percentage of net assets
     ($14,946,961) at September 30, 1996.

The following acronyms are used throughout this portfolio:

AMBAC -- American Municipal Bond Assurance Corporation
COL -- Collateralized
FGIC -- Financial Guaranty Insurance Company
FSA -- Financial Security Assurance, Inc.
GNMA -- Government National Mortgage Association
GO -- General Obligation
HEFA -- Health and Education Facilities Authority
IDR -- Industrial Development Revenue
MBIA -- Municipal Bond Investors Assurance
SFM -- Single Family Mortgage
UT -- Unlimited Tax

(See Notes which are an integral part of the Financial Statements) ARROW MUNICIPAL INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996

 ASSETS:
 Total investments in securities, at value (identified and tax cost $14,412,250)                  $ 14,772,383
 Cash                                                                                                      100
 Income receivable                                                                                     251,546
 Deferred expenses                                                                                       2,372
    Total assets                                                                                    15,026,401
 LIABILITIES:
 Payable for shares redeemed                                                         $ 13,338
 Income distribution payable                                                           54,096
 Accrued expenses                                                                      12,006
    Total liabilities                                                                                   79,440
 Net Assets for 1,456,209 shares outstanding                                                      $ 14,946,961
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                  $ 14,948,278
 Net unrealized appreciation of investments                                                            360,133
 Accumulated net realized loss on investments                                                         (361,450)
    Total Net Assets                                                                              $ 14,946,961
 NET ASSET VALUE AND REDEMPTION PROCEEDS PER SHARE:
 ($14,946,961 / 1,456,209 shares outstanding)                                                           $10.26
 Offering Price Per Share (100/96.50 of $10.26)*                                                        $10.63


* See "What Shares Cost" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

ARROW MUNICIPAL INCOME PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1996

 INVESTMENT INCOME:
 Interest                                                                                            $ 967,102
 EXPENSES:
 Investment advisory fee                                                                  $ 119,078
 Administrative personnel and services fee                                                   50,011
 Custodian fees                                                                               4,253
 Transfer and dividend disbursing agent fees and expenses                                    31,296
 Directors'/Trustees' fees                                                                    1,504
 Auditing fees                                                                               13,033
 Legal fees                                                                                   3,510
 Portfolio accounting fees                                                                   54,636
 Distribution services fee                                                                   42,531
 Share registration costs                                                                    14,028
 Printing and postage                                                                         6,266
 Insurance premiums                                                                           1,830
 Miscellaneous                                                                                4,315
          Total expenses                                                                    346,291
 Waivers --
          Waiver of investment advisory fee                                 $ (100,366)
          Waiver of distribution services fee                                 (42,531)
                    Total waivers                                                          (142,897)
                              Net expenses                                                             203,394
                                       Net investment income                                           763,708
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                                       70,342
 Net change in unrealized appreciation (depreciation) of investments                                      (648)
          Net realized and unrealized gain on investments                                               69,694
                    Change in net assets resulting from operations                                   $ 833,402


(See Notes which are an integral part of the Financial Statements)

ARROW MUNICIPAL INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED
                                                                                         SEPTEMBER 30,
                                                                                     1996             1995
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                          $     763,708      $  894,154
 Net realized gain (loss) on investments ($284,885 net loss and $76,653
 net loss, respectively, as computed for federal tax purposes)                         70,342        (410,829)
 Net change in unrealized appreciation (depreciation) of investments                     (648)        943,061
   Change in net assets resulting from operations                                     833,402       1,426,386
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income                                            (763,708)       (894,154)
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                                       1,294,036         961,834
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                                22,639          24,481
 Cost of shares redeemed                                                           (4,175,893)     (6,968,741)
   Change in net assets resulting from share transactions                          (2,859,218)     (5,982,426)
     Change in net assets                                                          (2,789,524)     (5,450,194)
 NET ASSETS:
 Beginning of period                                                               17,736,485      23,186,679
 End of period                                                                  $  14,946,961   $  17,736,485


(See Notes which are an integral part of the Financial Statements)

ARROW MUNICIPAL INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       YEAR ENDED SEPTEMBER 30,
                                                             1996       1995        1994        1993(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                       $10.22     $ 9.87      $10.61       $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                       0.47       0.46        0.47         0.32
  Net realized and unrealized gain (loss) on investments      0.04       0.35       (0.72)        0.61
  Total from investment operations                            0.51       0.81       (0.25)        0.93
 LESS DISTRIBUTIONS
  Distributions from net investment income                   (0.47)     (0.46)      (0.47)       (0.32)
  Distributions from net realized gain on investments          --         --        (0.02)         --
  Total distributions                                        (0.47)     (0.46)      (0.49)       (0.32)
 NET ASSET VALUE, END OF PERIOD                             $10.26     $10.22      $ 9.87       $10.61
 TOTAL RETURN(B)                                              5.04%      8.46%      (2.41%)       9.43%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                    1.20%      1.09%       0.85%        0.72%*
  Net investment income                                       4.49%      4.70%       4.62%        4.71%*
  Expense waiver/reimbursement(c)                             0.84%      0.80%       0.81%        0.85%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                  $14,947    $17,736     $23,187      $24,087
  Portfolio turnover                                            20%        38%         27%          14%


* Computed on an annualized basis.

(a) Reflects operations for the period from February 1, 1993 (date of initial public investment) to September 30, 1993.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

ARROW EQUITY AND INCOME FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1996

1. ORGANIZATION

Arrow Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four diversified portfolios (individually referred to as the "Fund," or collectively as the "Funds"). The following portfolios are included herein:

PORTFOLIO NAME                     INVESTMENT OBJECTIVE
Arrow Equity Portfolio
("Equity Fund")                    Capital appreciation by investing primarily
                                   in equity securities.

Arrow Fixed Income Portfolio       Current income by investing primarily in a
("Fixed Income Fund")              portfolio of U.S. government and investment
                                   grade corporate securities.

Arrow Municipal Income Portfolio   Current income which is exempt from federal
("Municipal Income Fund")          regular income tax by investing primarily in
                                   a diversified portfolio of municipal securities.


The financial statements of Arrow Government Money Market Portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

   INVESTMENT VALUATIONS -- Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities and listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices
   provided     by an independent pricing service. However, short-term
   securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.
   FEDERAL TAXES -- It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

   At September 30, 1996, the Funds, for federal tax purposes, had capital loss carryforwards, as noted below, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

                                 CAPITAL LOSS    CAPITAL LOSS    CAPITAL LOSS
                                 CARRYFORWARD    CARRYFORWARD    CARRYFORWARD        TOTAL
                                 TO EXPIRE IN    TO EXPIRE IN    TO EXPIRE IN    CAPITAL LOSS
   FUND                             2002            2003            2004        CARRYFORWARDS
   Fixed Income Fund                 $24         $227,158        $540,150          $767,332
   Municipal Income Fund              --           76,653         284,885           361,538


   Additionally, net capital losses on Fixed Income Fund of $195,217, attributable to security transactions incurred after October 31, 1995 were treated as arising on October 1, 1996, the first day of the Fund's next taxable year.

   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   DEFERRED EXPENSES -- The costs incurred by each Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method over a period of five years from each Fund's commencement date.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

   OTHER -- Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

                                                                                           YEAR ENDED
                                                                                          SEPTEMBER 30,
 EQUITY FUND                                                                           1996          1995
 Shares sold                                                                         867,438      1,078,775
 Shares issued to shareholders in payment of distributions declared                    3,298          1,543
 Shares redeemed                                                                    (346,978)    (1,023,386)
  Net change resulting from share transactions                                       523,758         56,932
                                                                                           YEAR ENDED
                                                                                          SEPTEMBER 30,
 FIXED INCOME FUND                                                                     1996          1995
 Shares sold                                                                         661,379        625,388
 Shares issued to shareholders in payment of distributions declared                    2,772          3,225
 Shares redeemed                                                                    (750,074)    (1,100,149)
  Net change resulting from share transactions                                       (85,923)      (471,536)
                                                                                            YEAR ENDED
                                                                                           SEPTEMBER 30,
 MUNICIPAL INCOME FUND                                                                 1996           1995
 Shares sold                                                                         126,133         95,393
 Shares issued to shareholders in payment of distributions declared                    2,204          2,464
 Shares redeemed                                                                    (407,947)      (712,089)
  Net change resulting from share transactions                                      (279,610)      (614,232)


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   INVESTMENT ADVISORY FEE -- Mark Twain Bank, the Funds' investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as follows:

   FUND                   ADVISORY FEE
   Equity Fund               0.75%
   Fixed Income Fund         0.60%
   Municipal Income Fund     0.70%


   The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

   ADMINISTRATIVE FEE -- Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Funds' for the period.

   DISTRIBUTION SERVICES FEE -- The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds' shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of average daily net assets, annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

   TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES -- Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

   PORTFOLIO ACCOUNTING FEES -- FServ also maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

   CUSTODIAN FEES -- Mark Twain Bank is the Funds' custodian. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

   ORGANIZATIONAL EXPENSES -- Organizational expenses for the Funds were borne initially by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five-year period following November 24, 1992 (the date the Trust became effective). For the year ended September 30, 1996, each Fund paid the following amounts to FAS pursuant to this agreement:

                                     EXPENSES OF      AMOUNTS REIMBURSED TO
                                     ORGANIZING      FAS FOR THE YEAR ENDED
    FUND                              THE FUND         SEPTEMBER 30, 1996
    Equity Fund                       $17,560                $2,976
    Fixed Income Fund                  17,401                 3,980
    Municipal Income Fund              16,729                 2,733


   GENERAL -- Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

   Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1996, were as follows:

   FUND                      PURCHASES         SALES
   Equity Fund              $33,972,901     $20,199,315
   Fixed Income Fund         15,666,332      15,491,532
   Municipal Income Fund      3,302,159       5,767,406


6. SUBSEQUENT EVENT

On October 27, 1996, Mark Twain Bancshares, Inc., the parent company of Mark Twain Bank, entered into a definitive agreement whereby Mark Twain Bancshares Inc. would merge with Mercantile Bancorp Inc., a bank holding company headquartered in St. Louis (the "Merger"). As a result, upon completion of the Merger, all existing subsidiaries of Mark Twain Bancshares Inc., including Mark Twain Bank, will be merged into Mercantile Bancorp Inc. and its subsidiaries. The Merger is expected to be completed in the second quarter of 1997, pending approval by both companies' shareholders as well as the receipt of various regulatory approvals and the completion of other closing conditions.

The Merger will result in a termination of the Adviser's current investment advisory contract with the Arrow Funds. Accordingly, prior to the completion of the Merger, the Trustees of the Funds will meet to consider matters relating the Merger. It is anticipated that a Special Meeting of Fund shareholders will be held to seek, among other things, approval of a new investment advisory contract with a subsidiary of Mercantile Bancorp Inc. It is anticipated that shareholders of a certain record date in 1997 will receive proxy materials discussing these matters in detail, and will be entitled to vote at the Special Meeting.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
ARROW FUNDS:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, for the Arrow Fund portfolios, listed below, as of September 30, 1996, and the related statements of operations, changes in net assets, and the financial highlights for each of the years or periods listed below:

* Arrow Equity Portfolio -- statement of operations for the year ended September 30, 1996, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods from January 4, 1993 (commencement of operations) to September 30, 1996.

* Arrow Fixed Income Portfolio -- statement of operations for the year ended September 30, 1996, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods from January 4, 1993 (commencement of operations) to September 30, 1996.

* Arrow Municipal Income Portfolio -- statement of operations for the year ended September 30, 1996, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods from February 1, 1993 (commencement of operations) to September 30, 1996.

These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Arrow Equity Portfolio, Arrow Fixed Income Portfolio, and Arrow Municipal Income Portfolio as of September 30, 1996, and the results of their operations, changes in their net assets, and the financial highlights for each of the periods listed above, in conformity with generally accepted accounting principles.

                                                      KPMG PEAT MARWICK LLP

Pittsburgh, Pennsylvania
November 6, 1996

TRUSTEES

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Edward C. Gonzales
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
   Chairman
Edward C. Gonzales
  President and Treasurer
J. Christopher Donahue
  Executive Vice President
John W. McGonigle
  Executive Vice President and Secretary
Charles L. Davis, Jr.
  Vice President and Assistant Treasurer
Richard B. Fisher
  Vice President
Gail Cagney
  Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal. Mark Twain Bank acts as investment adviser for the funds. Mark Twain Brokerage Services, Inc. is a wholly owned subsidiary of Mark Twain Bank. Possible conflicts of interest could arise between potential investors in the Funds due to the affiliation of Mark Twain Bank and Mark Twain Brokerage Services, Inc. and/or their existing clients.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Mark Twain Bank
Investment Adviser
Federated Securities Corp., Distributor.
Cusip 042749101
Cusip 042749200
Cusip 042749309
3101409 (11/96)



                                 APPENDIX

A. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Equity Portfolio is represented by a solid line, whereas the Standard & Poor's Daily Stock Price Index of 500 Common Stocks (`S&P'' 500) is represented by a broken dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment in the Equity Portfolio and the S&P 500 for the period from January 3, 1993 to September 30, 1996. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the Equity Portfolio as compared to the S&P 500; the ending values are $15,045 and $17,413, respectively. Beneath the list of the components that correspond to the line graph are the following total return data for the Equity Portfolio: total return figures for the 1 year, and start of performance. The corresponding total figures are as follows: 6.62%; and 11.55%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.
B The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Fixed Income Portfolio is represented by a solid line, whereas the Lehman Brothers Government/Corporate Total Index (`LBGCTI''). is represented by a broken dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment in the Fixed Income Portfolio and the LBGCTI for the period from January 3, 1993 to September 30, 1996. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the Fixed Income Portfolio as compared to the LBGCTI; the ending values are $11,694 and $12,760, respectively. Beneath the list of the components that correspond to the line graph are the following total return data for the Fixed Income Portfolio: total return figures for the 1 year, and start of performance. The corresponding total figures are as follows: -1.41%; and 4.28%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

C. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Municipal Income Portfolio is represented by a solid line, whereas the Lehman Brothers State General Obligations Bond Index (`LBSGOBI'') is represented by a broken dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment in the Municipal Income Portfolio and the LBSGOBI for the period from January 3, 1993 to September 30, 1996. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the Municipal Portfolio as compared to the LBSGOBI; the ending values are $11,740 and $13,255, respectively. Beneath the list of the components that correspond to the line graph are the following total return data for the Municipal Portfolio: total return figures for the 1 year, and start of performance. The corresponding total figures are as follows: 1.37%; and 4.48%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.